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                                                                    EXHIBIT 10.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Second Amendment dated as of October 5, 1999 (the "Amendment") amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) BankBoston, N.A., LaSalle Bank N.A. (f/k/a LaSalle National
Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) BankBoston, N.A., as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle National Bank and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT TO SS.1.1 OF THE CREDIT AGREEMENT.

         (a) The definition of "Total Revolver Commitment" set forth in Section
1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

              "Total Revolver Commitment. The sum of the Commitments of the Banks, as in effect from time to time, such amount being equal to $90,000,000 as of the Closing Date; provided, however, solely for the period from October 5, 1999 through and including December 31, 1999, such amount shall be $100,000,000."

         (b) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

              "Commitment. With respect to each Bank, the amount set forth on
Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the making of Purchases and Consignments and Swing Line Loans to, and the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time, or if such commitment is terminated pursuant to the provisions hereof, zero, provided, however; solely for the period from October 5, 1999 through and

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                                      -2-

including December 31, 1999, each Banks Commitment shall be increased by an amount equal to $10,000,000 multiplied by such Bank's Commitment Percentage."

         SS.2. AMENDMENT TO SS.12.3 OF THE CREDIT AGREEMENT. Section 12.3 of the Credit Agreement is hereby amended by deleting the word "exceed" set forth in the third line therein and substituting in lieu thereof the words "be less than".

         SS.3. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives:

         (a) a counterpart of this Amendment, executed by the each of the Borrower, the Agents and each of the Banks;

         (b) Amended and Restated Revolving Credit Notes, duly executed and delivered by the Borrower for each Bank; and

         (c) an amendment fee of $50,000 paid by the Borrower for the pro rata account of each Bank based on each Bank's Commitment.

         SS.4. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SS.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                WHITEHALL JEWELLERS, INC. (f/k/a
                                Marks Bros. Jewelers, Inc.)


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                               BANKBOSTON, N.A., individually and as
                               Administrative Agent, as Collateral Agent and as Syndication Agent


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                LASALLE BANK N.A., individually and as
                                Syndication Agent


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                ABN AMRO BANK N.V., individually and as
                                Syndication Agent


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


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                                THE CHASE MANHATTAN BANK


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                BANK OF AMERICA, N.A.


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title: